SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12 (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     TECHNOLOGY SYSTEMS INTERNATIONAL, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

               Florida                                          52-2137517
 --------------------------------------                   --------------------
 (State of incorporation or organization)          (I.R.S. employer identification no.)

       2 Field Court, Wrightstown, NJ 08562                       08562
       --------------------------------------               -----------------
      (Address of principal executive offices)                  (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                     Name of each exchange on which
         to be so registered                     each class is to be registered
         -------------------                     ------------------------------

         None

Securities to be registered pursuant to Section 12(g) of the Act:

                       Common Stock, Par Value, $.001
------------------------------------------------------------------

                               (Title of Class)
---------------------------------------------------------------------

ITEM 1.  Description of Registrant's Securities to be Registered.

         The information called for by this Item 1 is incorporated herein by reference from the Registrant's Registration Statement on Form SB-2 (File No. 333-93583) as filed with the Commission on May12, 2000, as amended.

ITEM 2.  Exhibits.

         3.1      Articles of Incorporation*

         3.2      By-Laws*


-------------------

         * Incorporated by reference from the Registrant's Registration Statement on Form SB-2.

                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                          TECHNOLOGY SYSTEMS INTERNAITONAL, INC.
                                          (Registrant)


                                          By:  /s/ Stephen Beloyan
                                               ------------------------
                                               Stephen Beloyan, President


Date: May 11, 2000